REPLACEMENT TERM LOAN I PROMISSORY NOTE



$3,148,452.34                                                      June 30, 1998



     FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Bank, National Association ("Bank") the principal sum of Three Million One Hundred Forty-Eight Thousand Four Hundred Fifty-Two and 34/100 Dollars ($3,148,452.34) on the earlier of (A) in monthly principal payments of $42,456.65 each on the first day of each month beginning July 1, 1998 and the outstanding principal balance on the Maturity Date or (B) as otherwise required pursuant to the terms of the Credit Agreement referred to below.

     This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997 as amended by the First Amendment to Credit Agreement of even date herewith (as further amended, modified or supplemented from time to time, the "Credit Agreement"). This promissory note replaces that certain Term Loan I Promissory Note dated July 11, 1997 (the original of which is attached hereto) in the original principal amount of $4,430,000 executed by Borrowers, Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc. and Ajay Leisure Products, Inc. This promissory note is not a novation; it is executed for the purpose of evidencing the changed terms set forth in the First Amendment to Credit Agreement of even date herewith. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

     Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

     Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

     The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

     Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

     In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

     This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.


WILLIAMS CONTROLS, INC.                 AGROTEC WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


APTEK WILLIAMS, INC.                    GEOFOCUS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


HARDEE WILLIAMS, INC.                   KENCO/WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


NESC WILLIAMS, INC.                     PREMIER PLASTIC TECHNOLOGIES, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WACCAMAW WHEEL WILLIAMS, INC.           WILLIAMS CONTROLS INDUSTRIES, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WILLIAMS TECHNOLOGIES, INC.             WILLIAMS WORLD TRADE, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WILLIAMS AUTOMOTIVE, INC.               TECHWOOD WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer